Third Quarter 2021 Supplemental Earnings Information dril-quip.com | NYSE: DRQ Exhibit 99.2

Forward-Looking Statements The information furnished in this presentation contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include, but are not limited to, the effects of the COVID-19 pandemic, and the effects of actions taken by third parties including, but not limited to, governmental authorities, customers, contractors and suppliers, in response to the ongoing COVID-19 pandemic, the impact of actions taken by the Organization of Petroleum Exporting Countries (OPEC) and non-OPEC nations to adjust their production levels, the general volatility of oil and natural gas prices and cyclicality of the oil and gas industry, declines in investor and lender sentiment with respect to, and new capital investments in, the oil and gas industry, project terminations, suspensions or scope adjustments to contracts, uncertainties regarding the effects of new governmental regulations, the Company’s international operations, operating risks, the impact of our customers and the global energy sector shifting some of their asset allocation from fossil-fuel production to renewable energy resources, goals, projections, estimates, expectations, market outlook, forecasts, plans and objectives, including revenue and new product revenue, capital expenditures and other projections, project bookings, bidding and service activity, acquisition opportunities, forecasted supply and demand, forecasted drilling activity and subsea investment, liquidity, cost savings, and share repurchases and are based on assumptions, estimates and risk analysis made by management of Dril-Quip, Inc. (“Dril-Quip”) in light of its experience and perception of historical trends, current conditions, expected future developments and other factors. No assurance can be given that actual future results will not differ materially from those contained in the forward-looking statements in this presentation. Although Dril-Quip believes that all such statements contained in this presentation are based on reasonable assumptions, there are numerous variables of an unpredictable nature or outside of Dril-Quip’s control that could affect Dril-Quip’s future results and the value of its shares. Each investor must assess and bear the risk of uncertainty inherent in the forward-looking statements contained in this presentation. Please refer to Dril-Quip’s filings with the Securities and Exchange Commission (“SEC”) for additional discussion of risks and uncertainties that may affect Dril-Quip’s actual future results. Dril-Quip undertakes no obligation to update the forward-looking statements contained herein. Use of Non-GAAP Financial Measures Adjusted Net Income, Adjusted Diluted EPS, Adjusted EBITDA and Free Cash Flow are non-GAAP measures. Adjusted Net Income and Adjusted Diluted EPS are defined as net income (loss) and earnings per share, respectively, excluding the impact of foreign currency gains or losses as well as other significant non-cash items and certain charges and credits. Adjusted EBITDA is defined as net income excluding income taxes, interest income and expense, depreciation and amortization expense, non-cash gains or losses from foreign currency exchange rate changes as well as other significant non-cash items and items that can be considered non-recurring. Free Cash Flow is defined as net cash provided by operating activities less net cash used in the purchase of property, plant and equipment. We believe that these non-GAAP measures enable us to evaluate and compare more effectively the results of our operations period over period and identify operating trends by removing the effect of our capital structure from our operating structure and certain other items including those that affect the comparability of operating results. In addition, we believe that these measures are supplemental measurement tools used by analysts and investors to help evaluate overall operating performance, ability to pursue and service possible debt opportunities and make future capital expenditures.  These measures do not represent funds available for our discretionary use and are not intended to represent or to be used as a substitute for net income or net cash provided by operating activities, as measured under U.S. generally accepted accounting principles (“GAAP”).  Non-GAAP financial information supplements should be read together with, and is not an alternative or substitute for, our financial results reported in accordance with GAAP. Because non-GAAP financial information is not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure can be found in the appendix. Use of Website Investors should note that Dril-Quip announces material financial information in SEC filings, press releases and public conference calls. Dril-Quip may use the Investors section of its website (www.dril-quip.com) to communicate with investors. It is possible that the financial and other information posted there could be deemed to be material information. Information on Dril-Quip’s website is not part of this presentation. Cautionary Statement

Leading Manufacturer of Highly Engineered Drilling & Production Equipment Technically Innovative, Environmentally Responsible Products & First-class Service Strong Financial Position Historically Superior Margins to Peers Results Driven Management Team Dril-Quip Investment Highlights

Progress Toward United Nations Sustainable Development Goals Community involvement and investment in STEM education through ASME INSPIRE STEM Readiness program 23% of recent new hires globally have been women and 16% of our executives and senior management positions are women Global footprint provides a platform to increase access to affordable, reliable energy & transition to cleaner sources Helping customers reduce their carbon footprint and minimize environmental impact through investing in technology and R&D

Products & Services Product & Service Revenue Segments* Subsea Equipment Surface Equipment Downhole Tools Offshore Rig Equipment Aftermarket Services 13% 64% 65% Eastern Hemisphere Western Hemisphere 69% Asia Pacific 16% 17% 22% 20% 14% Downhole Tools 47% Subsea Aftermarket* 50% Surface Offshore Rig 45% 12% 31% 4% 31% 35% 15% 14% 4% 3% 5% 3% 1% Q1 ’21 Q2 ’21 Q3 ’21 Q3 ’21 Q2 ’21 Q1 ’21 Geographic Revenue Segments *Aftermarket revenue includes Services and Leasing revenue from Subsea and Downhole Tools businesses

Global Market Environment Sources: Rystad Energy & DRQ Internal Estimates Flexible operating model and peer collaboration expected to improve profitability and increase market share Offshore deepwater wells drilled forecasted compound annual growth rate of 2% through 2025 South America and Middle East leading overall offshore well count growth; shallow and deepwater Subsea Tree awards expected to exceed 300 beginning in 2022 Europe and South America expected to lead growth in tree awards through 2025 Estimated Offshore Deepwater Wells and Tree Awards 300 500 200 200 0 100 100 400 0 300 400 500 600 2022E 2024E 2025E 2020 2021E 2023E +2% Subsea Tree Awards Offshore Deepwater Wells

Commercial Update Q4 bookings expected at top end of $40-$60 million range on strength of several subsea tree awards Backlog of $179 million as of 9/30/2021 after recording $41 million of product bookings in Q3 2021 Highest revenue quarter for downhole tools business since acquisition in Q2 2021 and on track for 30% growth year-over-year Big Bore IIe wellhead seeing increased adoption with key customers YE 2020 YE 2019 YE 2018 Q3 2021 Historical Backlog Trends ($M) Product Backlog Q4 2020 Q3 2021 Q1 2021 Q2 2021 $57 Historical Booking Trends ($M) Product Bookings HXT order

Shorter cycle and onshore response to commodity price improvements Independent Offshore E&P response to sustained price improvements Integrated Oil Companies budgets and activity typically lags several quarters Wellheads Bookings Recovery Commentary National Oil Companies invest more steadily through the cycle often for base demand and internal consumption needs Q4 2021 Expected to Show Increase in Independent E&P orders 2H 2022 for Step-up in Integrated Customer Orders 1 2 3 Downhole Tools Wellheads / SPS

Q3 2021 Highlights Increased revenue to $83.0 million on higher aftermarket activity in the Western Hemisphere; Recorded third quarter net loss of $11.1 million, or $0.31 per share, an improvement of $7.9 million, or $0.23 per share, from the second quarter of 2021; Reported adjusted EBITDA of $4.0 million, or 4.8% of revenue, driven by improved aftermarket and downhole tools activity; Generated net cash provided by operating activities of $9.3 million and free cash flow of $7.0 million, or 8.5% of revenue; Initiated additional stock purchases under the previously Board authorized share repurchase program; and Achieved targeted $10 million in annualized productivity gains ahead of schedule. Adjusted EBITDA and free cash flow are non-GAAP measures. See appendix for reconciliation to GAAP measures.

Financial Performance (USD$ millions) Q3 ’20 Q3 ’21 Q2 ’21 Revenue +$2 -$8 Margins Impacted by Mix and $1M in non-recurring Professional Services Quarterly Comparisons Note: Sum of components may not foot due to rounding. Adjusted EBITDA is a non-GAAP measure. See appendix for reconciliation to GAAP measure. Revenue up $2 million sequentially due to increased aftermarket and downhole tools revenue, partially offset by lower products revenue in Asia Pacific Revenue declined year-over-year due to lower product revenue, partially offset by downhole tools growth and aftermarket revenue Adjusted EBITDA was approximately $4 million, up sequentially due to higher revenue and non-recurring impact of forge lease cancellation, partially offset by unfavorable mix Year-over-year decrease in adjusted EBITDA driven by lower revenue and increase in professional services and variable compensation costs $3 Q3 ’20 Q2 ’21 Adj. EBITDA Q3 ’21 $6 +$2 -$6 Quarter-over-Quarter Year-over-Year Impact of AFGlobal cancellation

Improve Free Cash Flow Yield Inventory Reduction Plan Inventory actions drove approximately $8 million decrease from Q2 2021 Order-to-Cash Improvement Trade accounts receivable down almost $40M in 2021 from improved collections Drive Productivity Initiatives through LEAN Achieved $10M annualized target ahead of schedule and monitoring cost base against current market environment Free Cash Flow of ~$26 million through Q3 2021

2021 Strategic Growth Pillars Progress Peer-to-Peer Collaboration Initial orders associated with wellhead collaboration agreement expected to begin in Q4 2021 and early 2022 Downhole Tool Market Expansion Reported highest quarterly revenue since acquisition and new awards in deepwater Asia Pacific and the Caribbean Expansion of Power of e-Series Technology Big Bore IIe wellheads seeing increased adoption with key customers across geographic regions

Peer-To-Peer Collaboration Controls systems collaboration with Proserv yielding results Regular meetings with collaborators on co-marketing opportunities Wellhead and liner hanger supply collaboration expected to gain traction in 2022 Progressing toward energy transition collaboration agreements Peer-to-peer collaborations are increasing opportunities for new orders and to grow backlog in coming quarters

Executing Downhole Tool Growth Strategy Global Deepwater New purchase orders for liner hangers in Asia Pacific and the Caribbean Latin America Growth coming from increased activity in Ecuador and Mexico and new deepwater projects in Brazil Middle East Continue to expand opportunities and share in Saudi Arabia and UAE through quality service execution

e-Series Measurable Benefits ▪ 3-5 days ▪ $3-4 million ▪ >1,000 metric tons of CO2 ▪ 1 day ▪ $500,000 ▪ >220 metric tons of CO2 ▪ 1 day ▪ $100,000 ▪ >215 metric tons of CO2 XPak De™ BigBore™ IIe VXTe™ ▪ 1 week ▪ $5 million ▪ >1,500 metric tons of CO2 BADGeR ™ ▪ 5 hours ▪ $115,000 ▪ >33.5 metric tons of CO2 e-Series Products Combined The e-Series products save customer time and money, reduce risk and lower carbon emissions of their projects

Q4 2021 Outlook Q4 Revenue Mostly Flat to Q3 2021 Q4 Bookings Expected to be Top End of $40 to $60M Range Q4 Estimated Capex $2 to $4M Free Cash Flow Expected to Exceed 5% Revenue Margin Target

dril-quip.com | NYSE: DRQ APPENDIX

Capital Expenditures $1 FY 2020 $1 Q1 2021 $1 Q2 2021 Q3 2021 $12 $3 $3 $1 $2 $0 Capital expenditures in 2021 are expected to be $12 to $15 million driven by manufacturing equipment upgrades and downhole tools growth Note: Sum of components may not foot due to rounding. Facilities Rental Tools Mach. & Equip. Other $ Millions

Market Performance Source: FactSet, Market data as of 10/20/2021 Delayed Offshore Recovery Impacting YTD Performance Relative to OSX

Income Statement

Balance Sheet

Non-GAAP Financial Measures

Non-GAAP Financial Measures

Non-GAAP Financial Measures

Financial Metric Definitions Market Capitalization = Share Price x Total Shares Outstanding Enterprise Value = Market Capitalization + Debt – Cash and Cash Equivalents Non-cash Working Capital = (Current Assets – Cash) – Current Liabilities Book Value / Share = Total Shareholders’ Equity / Total Shares Outstanding Cash / Share = Cash & Cash Equivalents / Total Shares Outstanding Non-cash Working Capital (WC) / Share = Noncash Working Capital / Total Shares Outstanding Total Debt / Capitalization = Total Debt (Short-term + Long-term) / (Total Debt + Total Shareholders’ Equity)